UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2025

ODYSIGHT.AI INC.

(Exact name of registrant as specified in its charter)

Nevada	001-42497	47-4257143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 7A, Industrial Park P.O. Box 3030, Omer, Israel	8496500
(Address of principal executive offices)	(Zip Code)

+972 73 370-4690

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ODYS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2025, the Board of Directors of Odysight.ai Ltd. (the “Company”) approved and the Company entered into an amendment to the employment agreement with Mr. Yehu Ofer, the Company’s Chief Executive Officer. Pursuant to the amendment, effective with the salary for November 2025, Mr. Ofer’s gross monthly base salary increased to NIS 99,000 (an increase of NIS 9,000 from his prior monthly base salary). The amendment also revises Mr. Ofer’s incentive and termination provisions. Beginning with the 2026 calendar year, subject to the achievement of Board-approved performance targets, Mr. Ofer is eligible for an annual bonus of up to five monthly salaries and a special discretionary bonus of USD 200,000 for exceptional accomplishments. Additionally, commencing in 2026, the Company will recommend an annual grant of options to purchase not less than 50,000 shares of common stock, subject to meeting annual targets, with the exercise price and vesting schedule to be determined by the Board of Directors. In the event Mr. Ofer’s employment is terminated by the Company (except in the circumstances detailed in his original employment agreement) or he resigns for Good Reason (as defined in the amendment), he is entitled to an “adjustment period” payment equal to six monthly salaries, subject to the execution of a release; provided, however, that if the Company achieves its targets for 2026, this payment shall increase to nine monthly salaries. Other than as amended, the terms and benefits of Mr. Ofer’s original employment agreement remain unchanged and in full force and effect. The amendment to Mr. Yehu’s employment agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

10.1	Amendment to Employment Agreement of Yehu Ofer, dated December 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSIGHT.AI INC.

Date: December 4, 2025	By:	/s/ Einav Brenner
	Name:	Einav Brenner
	Title:	Chief Financial Officer

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